TABLE OF CONTENTS

      USAA FAMILY OF FUNDS                                              1
      MESSAGE FROM THE PRESIDENT                                        2
      INVESTMENT REVIEW                                                 4
      MESSAGE FROM THE MANAGER                                          5
      FINANCIAL INFORMATION
         Distributions to Shareholders                                  9
         Independent Auditors' Report                                  10
         Portfolio of Investments                                      11
         Notes to Portfolio of Investments                             16
         Statement of Assets and Liabilities                           17
         Statement of Operations                                       18
         Statement of Changes in Net Assets                            19
         Notes to Financial Statements                                 20



IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA HIGH-YIELD OPPORTUNITIES FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA   WITH  THE  EAGLE  IS   REGISTERED   IN  THE  U.S.   PATENT  &   TRADEMARK
OFFICE.(COPYRIGHT)2000, USAA. ALL RIGHTS RESERVED.






USAA FAMILY OF FUNDS SUMMARY

         FUND                                     MINIMUM
       TYPE/NAME            VOLATILITY           INVESTMENT
----------------------------------------------------------------
CAPITAL APPRECIATION
----------------------------------------------------------------
 Aggressive Growth          Very high             $3,000
 Emerging Markets           Very high              3,000
 First Start Growth
  (Registered Trademark)    Moderate to high       3,000
 Gold                       Very high              3,000
 Growth                     Moderate to high       3,000
 Growth & Income            Moderate               3,000
 International              Moderate to high       3,000
 S&P 500(Registered
  Trademark)Index           Moderate               3,000
 Science & Technology       Very high              3,000
 Small Cap Stock            Very high              3,000
 World Growth               Moderate to high       3,000
----------------------------------------------------------------
ASSET ALLOCATION
----------------------------------------------------------------
 Balanced Strategy          Moderate              $3,000
 Cornerstone Strategy       Moderate               3,000
 Growth and Tax
  Strategy                  Moderate               3,000
 Growth Strategy            Moderate to high       3,000
 Income Strategy            Low to moderate        3,000
----------------------------------------------------------------
INCOME - TAXABLE
----------------------------------------------------------------
 GNMA(Registered Trademark) Low to moderate       $3,000
 High-Yield
  Opportunities             High                   3,000
 Income                     Moderate               3,000
 Income Stock               Moderate               3,000
 Intermediate-Term
  Bond                      Low to moderate        3,000
 Short-Term Bond            Low                    3,000
----------------------------------------------------------------
INCOME - TAX EXEMPT
----------------------------------------------------------------
 Long-Term                  Moderate              $3,000
 Intermediate-Term          Low to moderate        3,000
 Short-Term                 Low                    3,000
 State Bond Income          Moderate               3,000
----------------------------------------------------------------
MONEY MARKET
----------------------------------------------------------------
 Money Market               Very low              $3,000
 Tax Exempt
  Money Market              Very low               3,000
 Treasury Money
  Market Trust(Registered
  Trademark)                Very low               3,000
 State Money Market         Very low               3,000
----------------------------------------------------------------

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, WHICH ARE DISCUSSED IN THE FUNDS' PROSPECTUSES.

S&P 500(REGISTERED TRADEMARK)IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD, OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

THE INVESTART(REGISTERED TRADEMARK) PROGRAM IS AVAILABLE FOR INVESTORS WITHOUT THE $3,000 INITIAL INVESTMENT REQUIRED TO OPEN AN IMCO MUTUAL FUND ACCOUNT. A MUTUAL FUND ACCOUNT CAN BE OPENED WITH NO INITIAL INVESTMENT IF YOU ELECT TO HAVE MONTHLY AUTOMATIC INVESTMENTS OF AT LEAST $50 FROM A BANK ACCOUNT. INVESTART IS NOT AVAILABLE ON TAX-EXEMPT FUNDS OR THE S&P 500 INDEX FUND. THE MINIMUM INITIAL INVESTMENT FOR IRAS IS $250, EXCEPT FOR THE $2,000 MINIMUM REQUIRED FOR THE S&P 500 INDEX FUND. IRAS ARE NOT AVAILABLE FOR TAX-EXEMPT FUNDS. THE GROWTH AND TAX STRATEGY FUND IS NOT AVAILABLE AS AN INVESTMENT FOR YOUR IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX EXEMPT.

CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY.


NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL 1-800-531-8181 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.









MESSAGE FROM THE PRESIDENT



[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA, APPEARS HERE]

--------------------------------------------------------------------------------
SO FAR 2000 HAS BEEN AN UNINSPIRING INVESTMENT YEAR. LOOKING AT VARIOUS MARKET AVERAGES, AN INVESTOR SEES MARKETS THAT ARE CLOSE TO ZERO RETURN, SLIGHTLY DOWN OR SLIGHTLY UP.
--------------------------------------------------------------------------------

The biggest attention-grabber among indices is the Dow Jones Utilities. As reported August 20 in THE NEW YORK TIMES, for the 2000 calendar year it is up 27.53%! If anyone predicted that, I missed it.

Years like this for the broad averages are, in a way, predictable. We know that the S&P 500 Index, for instance, is not likely to take a sudden quantum leap and begin to average 30% return per year. I believe it possibly will return somewhere around 12%. (Please note I am surmising, not guaranteeing.) Another interesting thing about the year 2000 is the number of actively managed funds that are outperforming index funds.

Markets must take breathers like this. Such a pause allows the valuations of securities to become more normal. That means that the relationship of, for instance, a company's earnings per share to the price of a share becomes less extreme. This, in turn, could ultimately allow the expected returns on stocks to resume.

A family of mutual funds has the potential to make this kind of a period easier. Ideally, you can build an asset allocation to express your risk tolerance. Many fixed-income fund returns look very good in a year like this. And even if you don't build such a portfolio, a fund family makes it easy to retreat to safety because of the availability of bond and money market funds.

As you probably know, I am a strong proponent of asset allocation to build a portfolio you can live with. That's because somewhere down the road this market will ignite, and when it does you want to be sure you are there.


Sincerely,



Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD



THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST IN THE S&P 500 INDEX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.









INVESTMENT REVIEW


USAA HIGH-YIELD OPPORTUNITIES FUND

OBJECTIVE: Provide an attractive total return primarily through high current income and secondarily through capital appreciation.

TYPES OF INVESTMENTS: Normally at least 80% of the Fund's assets will be invested in high-yield securities, including bonds often referred to as junk bonds, convertible securities, or preferred stocks.

--------------------------------------------------------------------------------
                                     7/31/00
--------------------------------------------------------------------------------
 Net Assets                       $44.9 Million
 Net Asset Value Per Share            $9.78
--------------------------------------------------------------------------------
TOTAL RETURN AS OF 7/31/00
--------------------------------------------------------------------------------
                 SINCE INCEPTION ON 8/2/99             7.80%
--------------------------------------------------------------------------------

TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.









                       CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA High-Yield Opportunities Fund, the Credit Suisse First Boston (CSFB) Global High Yield Index, and the Lipper High Current Yield Funds Average for the period of 08/02/1999 through 07/31/2000. The data points from the graph are as follows:


               USAA HIGH-YIELD         CSFB GLOBAL        LIPPER HIGH CURRENT
              OPPORTUNITIES FUND     HIGH YIELD INDEX       YIELD FUNDS AVG.
              ------------------     ----------------     -------------------

08/02/99         $10,000                 $10,000             $10,000
08/31/99          10,089                   9,911               9,900
09/30/99          10,114                   9,835               9,840
10/31/99          10,167                   9,787               9,814
11/30/99          10,397                   9,920               9,962
12/31/99          10,520                  10,040              10,093
01/31/00          10,517                   9,999              10,042
02/29/00          10,659                  10,061              10,119
03/31/00          10,511                   9,911               9,954
04/30/00          10,614                   9,896               9,910
05/31/00          10,514                   9,737               9,732
06/30/00          10,766                   9,955               9,916
07/31/00          10,780                  10,049               9,938

DATA SINCE INCEPTION ON 8/2/99 THROUGH 7/31/00



THE GRAPH ILLUSTRATES THE COMPARISON OF A $10,000 HYPOTHETICAL INVESTMENT IN THE HIGH-YIELD OPPORTUNITIES FUND TO THE CSFB GLOBAL HIGH YIELD INDEX AND THE LIPPER HIGH CURRENT YIELD FUNDS AVERAGE. THE CREDIT SUISSE FIRST BOSTON (CSFB) GLOBAL HIGH YIELD INDEX IS AN UNMANAGED, TRADER-PRICED PORTFOLIO CONSTRUCTED TO MIRROR THE HIGH-YIELD DEBT MARKET. THE LIPPER AVERAGE IS THE AVERAGE PERFORMANCE LEVEL OF ALL HIGH CURRENT YIELD FUNDS, AS REPORTED BY LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF MUTUAL FUNDS.










MESSAGE FROM THE MANAGER

[PHOTOGRAPH OF PORTFOLIO MANAGER:  MATTHEW FREUND, CFA, APPEARS HERE]

PERFORMANCE

From its inception date on August 2, 1999, to July 31, 2000, the total return of your USAA High-Yield Opportunities Fund was 7.80%. Over the same period, your Fund's total return was greater than 10-year U.S. Treasuries, which provided a total return of 4.15%, and less than the S&P 500, which provided a total return of 8.97%. For the 12-month period ending July 31, 2000, the Lipper High Current Yield Fund Average return was -0.62%. Past performance is no guarantee of future results.

The past 12 months have been marked by dramatic swings in investor sentiment. Y2K concerns were exaggerated and presented no material impediments to future economic growth. The high-yield market softened in March, almost a month before the equity markets began their correction. Increases in short-term interest rates and concerns over the future direction of default rates unsettled the market. While significant, these concerns lessened in June and July as investors began to take advantage of the values available in the market and bought higher-yielding (lower-quality) securities.

The Fund benefited  from its  investments  in the real estate  investment  trust
(REIT), cellular, energy, and gaming sectors. Nationwide Health Properties, Crown Castle International, Chesapeake Energy, LifePoint Hospitals, and GT Group Telecom were just a few of the names that provided attractive returns during the period. Weakness in the retail and service sectors partially offset this strong performance.

A WORD ON DEFAULTS

The following headlines all appeared recently in THE WALL STREET JOURNAL. They highlight, perhaps unintentionally, the current risks and opportunities in the high-yield market.

  "Junk-Bond  Defaults  Are  Up  Sharply,  Raising  Concerns of a Credit Crunch"
      (July 10, 2000)

  "Corp. Bond Defaults Seen Hitting 8.4% By June '01: Moodys" (July 14, 2000)

  "Moody's Report Fuels Debate Over Junk Bond Defaults" (July 18, 2000)

  "Fund Managers, Analysts Predict Bullish Market in Junk Bonds" (July 26, 2000)

A default--simply defined--is the failure of the issuer or insurer of a security to live up to its terms (typically the failure to pay interest or repay principal when due). Since the dollar value of defaulting securities is generally easy to determine (as shown on the previous page, a default gets noticed by the press), most of the controversy is generated by disagreements over the size of the high-yield market and the factors contributing to the increase in defaults. Much of the blame is falling on increasingly cautious bank lenders, who are thought to be tightening their credit standards, making it more difficult for some companies to obtain loans and meet their obligations.

While academically intriguing, the debate is not worth inordinate attention here. What is important is that risk is only half the story. As investors, we must constantly compare an investment's potential return with the risk associated with that investment. While the risk of default has been increasing, this increase has not been a secret and has been largely priced into the market. As shown in the following chart, the spread -- or the difference between the yields on high-yield securities and underlying U.S. Treasury yields -- is near a five-year high. Investors are receiving a higher yield today to compensate for a possible increase in tomorrow's default rate.



                          CSFB GLOBAL HIGH YIELD INDEX

A chart in the form of a line graph appears here, illustrating the difference between the yields on high-yield securities and underlying U.S. Treasury yields for the period of 07/96 through 07/00. The data points from the graph are as follows:

              CSFB GLOBAL
            HIGH YIELD INDEX
            ----------------

07/96            3.98%
10/96            4.04%
01/97            3.47%
04/97            3.52%
07/97            3.57%
10/97            3.81%
01/98            3.84%
04/98            3.77%
07/98            4.16%
10/98            7.43%
01/99            6.59%
04/99            5.59%
07/99            5.64%
10/99            6.28%
01/00            5.81%
04/00            6.71%
07/00            7.33%

SOURCE:  CREDIT SUISSE FIRST BOSTON


Although past performance is no guarantee of future results, over the long run investors generally have been well compensated for taking more risk. During 1991, for example, defaults peaked at more than 10%. Despite this increase, the high-yield market provided a total return of more than 39% that year.


STRATEGY

We remain committed to providing an attractive total return primarily through high current income (with capital appreciation a secondary objective). We invest the majority of the Fund's assets in high-yield securities (including bonds, convertible securities, and preferred stocks) with an emphasis on noninvestment-grade debt. We continue to search for securities with the potential for an attractive total return with acceptable risks.

OUTLOOK

The market is working to digest conflicting signals over the future direction of economic growth. One day the economy is thought to be too strong, and inflation fears resurface. The next day investors worry that the economy is cooling too quickly and a sustained economic slowdown may be at hand. Add in the upcoming elections and it's not surprising that the volatility of the high-yield and equity markets has increased. Needless to say, the need for research, diversified portfolios, and continuous surveillance remains crucial.

Nevertheless, the United States continues to have one of the strongest economies in the world. Inflation fears continue, yet remain largely unsubstantiated. In this environment, the high-yield market has the potential to continue to offer long-term investors an attractive total-return opportunity -- greater than high-quality bonds and with less sensitivity to interest rates, and lower than the broad equity markets but with more predictability and higher current income.


REFER TO THE BOTTOM OF PAGE 4 FOR THE LIPPER AVERAGE DEFINITION.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


        -----------------------------------------------------
                          TOP 10 INDUSTRIES
                          (% OF NET ASSETS)
        -----------------------------------------------------
            Telephones                                 11.5
            Telecommunications - Cellular/Wireless     11.4
            Real Estate Investment Trusts               9.9
            Gaming Companies                            6.1
            Services - Commercial & Consumer            5.9
            Finance - Consumer                          4.2
            Telecommunications - Long Distance          3.3
            Broadcasting - Radio & TV                   3.0
            Textiles - Apparel                          3.0
            Chemicals                                   2.7
         ----------------------------------------------------


         ----------------------------------------------------
                           TOP 10 HOLDINGS
                           (% OF NET ASSETS)
         ----------------------------------------------------
            GT Group Telecom, Inc.                      3.2
            Hartmarx Corp.                              3.0
            Hollywood Casino Corp.                      2.8
            Crown Castle International Corp.            2.3
            LifePoint Hospitals Holdings, Inc.          2.3
            Nextlink Communications, Inc.               2.2
            Riverwood International Corp.               2.2
            Station Casinos, Inc.                       2.2
            Nextel Communications, Inc.                 2.1
            Northwest Airlines, Inc.                    2.1
         ----------------------------------------------------


YOU WILL  FIND A  COMPLETE  LIST OF THE  SECURITIES  THAT THE FUND OWNS ON PAGES
11-15.









DISTRIBUTIONS TO SHAREHOLDERS


The following per share information describes the federal tax treatment of distributions made during the fiscal year ended July 31, 2000. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2001.

                     Ordinary income *              $ .9730 *
                                                    =======

7.12% of ordinary income distributions qualify for deduction by corporations.



* INCLUDES DISTRIBUTION OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.









INDEPENDENT AUDITORS' REPORT


KPMG


The Shareholders and Board of Directors

USAA HIGH-YIELD OPPORTUNITIES FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA High-Yield Opportunities Fund, a series of the USAA Mutual Fund, Inc., as of July 31, 2000, and the related statement of operations, statement of changes in net assets, and financial highlights, presented in note 7 to the financial statements, for the period from August 2, 1999, (commencement of operations) through July 31, 2000. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA High-Yield Opportunities Fund as of July 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the period from August 2, 1999, (commencement of operations) through July 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

                                                               KPMG LLP


San Antonio, Texas
September 1, 2000









USAA HIGH-YIELD OPPORTUNIITES FUND
PORTFOLIO OF INVESTMENTS

JULY 31, 2000




PRINCIPAL                                                  MOODY'S                        MARKET
 AMOUNT                                                    RATING                         VALUE
 (000)                         SECURITY                  (UNAUDITED)    MATURITY          (000)
-----------------------------------------------------------------------------------------------
                            CORPORATE BONDS (89.4%)

            AIRLINES (2.1%)
$ 1,000     Northwest Airlines, Inc., Notes, 8.52%           Ba2       4/07/2004        $   959
-----------------------------------------------------------------------------------------------

            AUTO PARTS (1.6%)
    750     Collins and Aikman Products Co.,
              Guaranteed Senior Subordinated Notes, 11.50%    B2       4/15/2006            731
-----------------------------------------------------------------------------------------------

            BEVERAGES - ALCOHOLIC (1.1%)
    500     Canandaigua Brands, Inc.,
              Senior Subordinated Notes, 8.50%                B2       3/01/2009            476
------------------------------------------------------------------------------------------------

            BROADCASTING - RADIO & TV (3.0%)
    650     Charter Communications Holdings, LLC,
              Senior Discount Notes, 0%/9.92%(a)              B2       4/01/2011            374
  1,000     RCN Corp., Senior Discount Notes,
              Series B, 0%/11.13%(a)                          B3      10/15/2007            585
    500     RCN Corp., Senior Notes, 10.00%                   B3      10/15/2007            407
-----------------------------------------------------------------------------------------------
                                                                                          1,366
-----------------------------------------------------------------------------------------------

            CHEMICALS (2.7%)
    750     Borden Chemical & Plastics, L.P. Notes, 9.50%     B1       5/01/2005            693
    500     Lyondell Chemical Co.,
              Senior Subordinated Notes, 10.88%               B2       5/01/2009            509
-----------------------------------------------------------------------------------------------
                                                                                          1,202
-----------------------------------------------------------------------------------------------

            CONTAINERS - PAPER (2.2%)
  1,000     Riverwood International Corp.,
              Senior Notes, 10.63%                            B3       8/01/2007          1,000
-----------------------------------------------------------------------------------------------

            DRUGS (1.7%)
    750     Warner Chilcott, Inc., Senior Notes, 12.63%(b)    B2       2/15/2008            776
-----------------------------------------------------------------------------------------------

            ELECTRIC UTILITIES (0.6%)
    250     AES Drax Energy Ltd,
              US Senior Secured Notes, 11.50%(b),(c)         Ba2       8/30/2010            258
-----------------------------------------------------------------------------------------------

            ELECTRONICS - COMPUTER DISTRIBUTORS (1.2%)
    500     Asat Finance LLC,
              Guaranteed Senior Notes, 12.50%(b)              B1      11/01/2006            541
-----------------------------------------------------------------------------------------------

            ENGINEERING & CONSTRUCTION (1.1%)
    500     Morrison Knudsen Corp.,
              Senior Notes, 11.00%(b)                        Ba2       7/01/2010            503
-----------------------------------------------------------------------------------------------

            FINANCE - CONSUMER (4.2%)
  1,000     Advanta Corp., Notes, 7.00%(d)                    B1       5/01/2001            957
  1,000     Metris Cos., Inc., Senior Notes, 10.00%          Ba3      11/01/2004            945
-----------------------------------------------------------------------------------------------
                                                                                          1,902
-----------------------------------------------------------------------------------------------

            FINANCE - DIVERSIFIED (1.0%)
    500     Finova Capital Corp., Notes, 7.25%              Baa2      11/08/2004            448
-----------------------------------------------------------------------------------------------

            FOODS (1.3%)
    794     Del Monte Foods Co.,
              Senior Discount Notes, 0%/12.50%(a)           Caa1      12/15/2007            601
-----------------------------------------------------------------------------------------------

            GAMING COMPANIES (6.1%)
    500     Aztar Corp., Senior Subordinated Notes, 8.88%     B2       5/15/2007            477
  1,210     Hollywood Casino Corp.,
              Senior Secured Notes, 11.25%                    B3       5/01/2007          1,246
  1,000     Station Casinos, Inc.,
              Senior Subordinated Notes, 9.88%(b)             B1       7/01/2010          1,009
-----------------------------------------------------------------------------------------------
                                                                                          2,732
-----------------------------------------------------------------------------------------------

            HOSPITALS (2.3%)
  1,000     LifePoint Hospitals Holdings, Inc.,
              Senior Subordinated Notes, 10.75%               B3       5/15/2009          1,045
-----------------------------------------------------------------------------------------------

            HOUSEWARES (1.1%)
    500     Windmere-Durable Holdings, Inc.,
              Senior Subordinated Notes, 10.00%               B3       7/31/2008            493
-----------------------------------------------------------------------------------------------

            INTERNET SERVICES (1.8%)
  1,000     PSINet, Inc., Senior Notes, 10.00%                B3       2/15/2005            805
-----------------------------------------------------------------------------------------------

            MANUFACTURING - DIVERSIFIED INDUSTRIES (1.1%)
    500     Actuant Finance Corp.,
              Senior Subordinated Notes, 13.00%(b),(c)        B3       5/01/2009            503
-----------------------------------------------------------------------------------------------

            MANUFACTURING - SPECIALIZED (1.1%)
    500     Tekni-Plex, Inc.,
              Senior Subordinated Notes, 12.75%               B3       6/15/2010            513
-----------------------------------------------------------------------------------------------

            NATURAL GAS UTILITIES (1.1%)
    500     Transportadora De Gas Del Sur,
              Euro Medium-Term Note, 10.38%(b)                B1       4/15/2003            506
-----------------------------------------------------------------------------------------------

            OIL & GAS - DRILLING/EQUIPMENT (1.2%)
    500     RBF Finance Co., Senior Secured Notes, 11.38%    Ba3       3/15/2009            544
-----------------------------------------------------------------------------------------------

            OIL & GAS - EXPLORATION & PRODUCTION (1.1%)
    500     Chesapeake Energy Corp., Senior Notes, 9.63%      B2       5/01/2005            498
-----------------------------------------------------------------------------------------------

            REAL ESTATE INVESTMENT TRUSTS (6.1%)
  1,000     Healthcare Realty Trust, Inc.,
              Subordinated Convertible Debentures, 6.55%     Ba2       3/14/2002            891
    500     TriNet Corporate Realty Trust, Inc.,
              Notes, 7.30%                                   Ba2       5/15/2001            490
  1,000     TriNet Corporate Realty Trust, Inc.,
              Notes, 7.95%                                   Ba2       5/15/2006            843
    580     TriNet Corporate Realty Trust, Inc.,
              Dealer Remarketed Securities, 6.75%            Ba2       3/01/2003            522
-----------------------------------------------------------------------------------------------
                                                                                          2,746
-----------------------------------------------------------------------------------------------

            RETAIL - DISCOUNTERS (1.0%)
    500     Mattress Discounters Corp.,
              Senior Notes and Warrants, 12.63%(b)            B2       7/15/2007            461
-----------------------------------------------------------------------------------------------

            RETAIL - FOOD (2.0%)
  1,000     Stater Brothers Holdings, Inc.,
              Senior Notes, 10.75%                            B2       8/15/2006            895
-----------------------------------------------------------------------------------------------

            RETAIL - SPECIALTY (1.5%)
    250     MacSaver Financial Services, Inc.,
              Guaranteed Notes, 7.40%                        Ba2       2/15/2002            131
    575     Venator Group, Inc., Tranche Trust, 6.98%         B1      10/15/2001            552
-----------------------------------------------------------------------------------------------
                                                                                            683
-----------------------------------------------------------------------------------------------

            SAVINGS & LOAN HOLDING CO. (2.3%)
    500     Sovereign Bancorp, Inc., Senior Notes, 10.25%    Ba3       5/15/2004            508
    500     Sovereign Bancorp, Inc., Senior Notes, 10.50%    Ba3      11/15/2006            505
-----------------------------------------------------------------------------------------------
                                                                                          1,013
-----------------------------------------------------------------------------------------------

            SERVICES - COMMERCIAL & CONSUMER (5.9%)
  1,250     Budget Group, Inc., Senior Notes, 9.13%           B2       4/01/2006            931
    500     KinderCare Learning Centers, Inc.,
              Senior Subordinated Notes, 9.50%                B3       2/15/2009            463
  1,000     Stewart Enterprises, Inc., Remarketable
              or Redeemable Securities, 6.40%                Ba2       5/01/2003            714
    500     Weight Watchers International, Inc.,
              Senior Subordinated Notes, 13.00%               B2      10/01/2009            517
-----------------------------------------------------------------------------------------------
                                                                                          2,625
-----------------------------------------------------------------------------------------------

            TELECOMMUNICATIONS - CELLULAR/WIRELESS (9.1%)
  1,500     Airgate PCS, Inc., Senior Subordinated
              Discount Notes, 0%/13.50%(a)                  Caa1      10/01/2009            874
  1,000     Clearnet Communications, Inc.,
              Senior Discount Notes, 0%/10.13%(a)             B3       5/01/2009            600
  1,000     Dolphin Telecom PLC,
              Senior Discount Notes, Series B, 0%/14.00%(a) Caa2       5/15/2009            355
  1,000     Nextel Communications, Inc.,
              Senior Serial Notes, 9.38%                      B1      11/15/2009            960
  1,000     SBA Communications Corp.,
              Senior Discount Notes, 0%/12.00%(a)            N/R       3/01/2008            732
  1,000     US Unwired, Inc., Senior Subordinated
              Discount Notes, Series B, 0%/13.38%(a)        Caa1      11/01/2009            548
-----------------------------------------------------------------------------------------------
                                                                                          4,069
-----------------------------------------------------------------------------------------------

            TELECOMMUNICATIONS - LONG DISTANCE (3.3%)
    500     360networks, Inc., Senior Notes, 13.00%(b)        B3       5/01/2008            492
    500     Level 3 Communications, Inc.,
              Senior Notes, 11.00%                            B3       3/15/2008            483
    500     Williams Communications Group, Inc.,
              Senior Notes, 10.70%                            B2      10/01/2007            485
-----------------------------------------------------------------------------------------------
                                                                                          1,460
-----------------------------------------------------------------------------------------------

            TELEPHONES (11.5%)
  2,750     GT Group Telecom, Inc., Senior Notes
              and Warrants, 0%/13.25% (a),(b)               Caa1       2/01/2010          1,443
  1,000     Intermedia Communications, Inc.,
              Senior Discount Notes, 0%/11.25%(a)             B2       7/15/2007            675
    500     Intermedia Communications, Inc.,
              Senior Notes, 8.88%                             B2      11/01/2007            425
    500     McLeod USA, Inc.,
              Senior Discount Notes, 0%/10.50%(a)             B1       3/01/2007            415
    750     Metromedia Fiber Network, Inc.,
              Senior Notes, 10.00%                            B2      12/15/2009            739
  1,000     Nextlink Communications, Inc.,
              Senior Notes, 10.75%                            B2       6/01/2009            970
    500     Winstar Communications, Inc.,
              Senior Notes, 12.50%(b)                         B3       4/15/2008            475
-----------------------------------------------------------------------------------------------
                                                                                          5,142
-----------------------------------------------------------------------------------------------

            TEXTILES - APPAREL (3.0%)
  1,362     Hartmarx Corp.,
              Senior Subordinated Notes, 10.88%               B3       1/15/2002          1,342
-----------------------------------------------------------------------------------------------

            WASTE MANAGEMENT (2.5%)
    500     Allied Waste North America, Inc.,
              Senior Notes, 7.88%                            Ba3       1/01/2009            441
    750     Allied Waste North America, Inc.,
              Senior Subordinated Notes, 10.00%               B2       8/01/2009            658
-----------------------------------------------------------------------------------------------
                                                                                          1,099
-----------------------------------------------------------------------------------------------

            WATER UTILITIES (0.5%)
    250     Azurix Corp., Senior Notes, 10.38%(b)            Ba3       2/15/2007            231
-----------------------------------------------------------------------------------------------
            Total corporate bonds (cost: $41,145)                                        40,168
-----------------------------------------------------------------------------------------------

   NUMBER
 OF SHARES
-----------

                              COMMON STOCKS (3.5%)

            REAL ESTATE INVESTMENT TRUSTS (3.3%)
 55,000     Entertainment Properties Trust                                                  677
 50,000     Nationwide Health Properties                                                    788
-----------------------------------------------------------------------------------------------
                                                                                          1,465
-----------------------------------------------------------------------------------------------

            ELECTRONICS - COMPUTER DISTRIBUTORS (0.2%)
    500     Asat Finance LLC, Warrants                                                       90
-----------------------------------------------------------------------------------------------
            Total common stocks (cost: $1,313)                                            1,555
-----------------------------------------------------------------------------------------------


                             PREFERRED STOCKS (2.8%)

            REAL ESTATE INVESTMENT TRUSTS (0.5%)
 13,300     Prime Group Realty Trust, 9.00% cumulative redeemable                           231
-----------------------------------------------------------------------------------------------
            TELECOMMUNICATIONS - CELLULAR/WIRELESS (2.3%)
  1,020     Crown Castle International Corp., PIK, 12.75% cumulative redeemable           1,046
-----------------------------------------------------------------------------------------------
            Total preferred stocks (cost: $1,303)                                         1,277
-----------------------------------------------------------------------------------------------


 PRINCIPAL
  AMOUNT
  (000)
----------

                            CASH EQUIVALENTS (3.9%)

            COMMERCIAL PAPER
$ 1,752     General Electric Capital Corp., 6.64%, 8/01/2000 (cost: $1,752)               1,752
-----------------------------------------------------------------------------------------------
            Total investments (cost: $45,513)                                           $44,752
===============================================================================================









USAA HIGH-YIELD OPPORTUNITIES FUND
NOTES TO PORTFOLIO OF INVESTMENTS

JULY 31, 2000



GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Pay-in-kind (PIK) - securities in which the issuer has the option to make interest or dividend payment in cash or in additional securities. The securities issued as interest or dividends usually have the same terms, including maturity date, as the pay-in-kind securities.


SPECIFIC NOTES

(a) Stepped coupon note initially issued in zero coupon form which converts to coupon form at the specified rate and date. As of the end of this reporting period, the security is in zero coupon form.

(b) Security is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by the Rule 144A, and as such is generally deemed by the Manager to be liquid under guidelines established by the Board of Directors.

(c) At July 31, 2000, the cost of securities purchased on a delayed-delivery basis was $743,000.

(d) At July 31, 2000, this security was segregated to cover delayed-delivery purchases.





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.








USAA HIGH YIELD OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

JULY 31, 2000



ASSETS
   Investments in securities, at market value (identified cost of $45,513)       $ 44,752
   Cash                                                                                21
   Receivables:
      Capital shares sold                                                              71
      Interest                                                                        881
      Securities sold                                                                 109
      USAA Transfer Agency Company                                                      3
                                                                                 --------
         Total assets                                                              45,837
                                                                                 --------

LIABILITIES
   Securities purchased                                                               743
   Capital shares redeemed                                                            170
   Accounts payable and accrued expenses                                               17
                                                                                 --------
         Total liabilities                                                            930
                                                                                 --------
            Net assets applicable to capital shares outstanding                  $ 44,907
                                                                                 ========

REPRESENTED BY:
   Paid-in capital                                                               $ 45,978
   Accumulated undistributed net investment income                                    124
   Accumulated net realized loss on investments                                      (434)
   Net unrealized depreciation of investments                                        (761)
                                                                                 --------
            Net assets applicable to capital shares outstanding                  $ 44,907
                                                                                 ========
   Capital shares outstanding                                                       4,593
                                                                                 ========
   Authorized shares of $.01 par value                                            100,000
                                                                                 ========
   Net asset value, redemption price, and offering price per share               $   9.78
                                                                                 ========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA HIGH-YIELD OPPORTUNITIES FUND
STATEMENT OF OPERATOINS
(IN THOUSANDS)

PERIOD ENDED JULY 31, 2000*



Net investment income:
   Income:
     Dividends                                                  $    262
     Interest                                                      3,596
                                                                --------
         Total income                                              3,858
                                                                --------
   Expenses:
      Management fees                                                174
      Transfer agent's fees                                           33
      Custodian's fees                                                44
      Postage                                                          6
      Shareholder reporting fees                                      17
      Directors' fees                                                  4
      Registration fees                                               86
      Professional fees                                               49
      Other                                                            3
                                                                --------
         Total expenses before reimbursement                         416
      Expenses reimbursed                                           (155)
                                                                --------
         Total expenses after reimbursement                          261
                                                                --------
            Net investment income                                  3,597
                                                                --------
Net realized and unrealized loss on investments:
   Net realized loss                                                (434)
   Change in net unrealized appreciation/depreciation               (761)
                                                                --------
            Net realized and unrealized loss                      (1,195)
                                                                --------
Increase in net assets resulting from operations                $  2,402
                                                                ========


* FUND COMMENCED OPERATIONS ON AUGUST 2, 1999.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA HIGH-YIELD OPPORTUNITIES FUND
STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

PERIOD ENDED JULY 31, 2000*



From operations:
   Net investment income                                        $  3,597
   Net realized loss on investments                                 (434)
   Change in net unrealized appreciation/depreciation
      of investments                                                (761)
                                                                --------
      Increase in net assets resulting
         from operations                                           2,402
                                                                --------
Distributions to shareholders from:
   Net investment income                                          (3,541)
                                                                --------
From capital share transactions:
  Proceeds from shares sold                                       55,017
   Reinvested dividends                                            1,070
   Cost of shares redeemed                                       (10,041)
                                                                --------
      Increase in net assets from
         capital share transactions                               46,046
                                                                --------
Net increase in net assets                                        44,907

Net assets:
   Beginning of period                                                -
                                                                --------
   End of period                                                $ 44,907
                                                                ========

Accumulated undistributed net investment income:
   End of period                                                $    124
                                                                ========

Change in shares outstanding:
   Shares sold                                                     5,488
   Shares issued for dividends reinvested                            108
   Shares redeemed                                                (1,003)
                                                                --------
      Increase in shares outstanding                               4,593
                                                                ========



* FUND COMMENCED OPERATIONS ON AUGUST 2, 1999.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA HIGH-YIELD OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS

JULY 31, 2000



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 13 separate funds. The information presented in this annual report pertains only to the USAA High-Yield Opportunities Fund (the Fund), which commenced operations on August 2, 1999. The Fund's investment objective is to provide an attractive total return primarily through high current income and secondarily through capital appreciation. USAA Investment Management Company (the Manager) attempts to achieve this objective by normally investing at least 80% of the Fund's assets in high-yield securities, including bonds (often referred to as "junk" bonds), convertible securities, or preferred stocks.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications have been made on the statement of assets and liabilities to decrease paid-in capital by $68,000 and increase accumulated undistributed net investment income by $68,000.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under any of these agreements during the period ended July 31, 2000.


(3) DISTRIBUTIONS

Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2000, the Fund had a capital loss carryover for federal income tax purposes of $364,000 which will expire in 2009. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryover has been utilized or expires.


(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the period ended July 31, 2000, were $59,438,000 and $16,104,000, respectively.

Gross unrealized appreciation and depreciation of investments as of July 31, 2000, were $742,000 and $1,504,000, respectively.


(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .50% of its annual average net assets.

The Manager has  voluntarily  agreed to limit the annual expenses of the Fund to
 .75% of its annual average net assets through December 1, 2000, and accordingly has waived $155,000 of its management fee for the period ended July 31, 2000. In subsequent years, the Manager may recover all or a portion of this waived amount from the Fund, provided that such recovery is made not later than three years from the Fund's inception date of August 2, 1999, and provided that the additional amount paid by the Fund, together with all other expenses of the Fund, in the aggregate, would not cause the Fund's expense ratio in any of the three years to exceed .75% of the Fund's annual average net assets.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.


(6) TRANSACTIONS WITH AFFILIATES

USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At July 31, 2000, the Association and its affiliates owned 1,898,000 shares (41.3%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.


(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period is as follows:

                                                                  PERIOD ENDED
                                                                    JULY 31,
                                                                      2000*
                                                                  -----------
Net asset value at
   beginning of period                                             $  10.00
Net investment income                                                  1.08(a)
Net realized and unrealized loss                                       (.33)
Distributions from net investment income                               (.97)
                                                                   --------

Net asset value at end of period                                   $   9.78
                                                                   ========

Total return (%)**                                                     7.80
Net assets at end of period (000)                                  $ 44,907
Ratio of expenses to average net assets (%)                             .75
Ratio of expenses to average net assets,
   excluding reimbursements (%)                                        1.19
Ratio of net investment income
   to average net assets (%)                                          10.30
Portfolio turnover (%)                                                51.88

  * FUND COMMENCED OPERATIONS ON AUGUST 2, 1999.
 ** ASSUMES REINVESTMENT OF ALL DIVIDEND INCOME DISTRIBUTIONS DURING THE PERIOD.
(a) CALCULATED USING WEIGHTED AVERAGE SHARES.









DIRECTORS
Robert G. Davis, CHAIRMAN OF THE BOARD
Michael J.C. Roth, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Laura T. Starks
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT                           LEGAL COUNSEL
USAA Shareholder Account Services        Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road                 Exchange Place
San Antonio, Texas 78288                 Boston, Massachusetts 02109

CUSTODIAN                                INDEPENDENT AUDITORS
State Street Bank and Trust Company      KPMG LLP
P.O. Box 1713                            112 East Pecan, Suite 2400
Boston, Massachusetts 02105              San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS               INTERNET ACCESS
Call toll free - Central Time            usaa.com(Service Mark)
Monday - Friday 6:00 a.m. to 10:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7200
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE(REGISTERED TRADEMARK)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777